                                                                     EXHIBIT 4.1

                                                                  EXECUTION COPY














                          CITIZENS BANKING CORPORATION,
                                     ISSUER

                                       AND

                              JPMORGAN CHASE BANK,
                                     TRUSTEE

                              ---------------------

                                    INDENTURE

                              ---------------------


                          DATED AS OF JANUARY 27, 2003

                        5.75% SUBORDINATED NOTES DUE 2013

           Reconciliation and Tie between Trust Indenture Act of 1939 and Indenture, dated as of January 27, 2003

Trust Indenture Act Section                                                                       Indenture Section
---------------------------                                                                       -----------------
       310(a)(1)......................................................................................7.10
       310(a)(2)......................................................................................7.10
       310(a)(3).......................................................................................N/A
       310(a)(4).......................................................................................N/A
       310(a)(5)......................................................................................7.10
       310(b)...................................................................................7.03, 7.08
       310(c)..........................................................................................N/A
       311(a).........................................................................................7.03
       312(a).........................................................................................2.04
       312(b)........................................................................................12.02
       312(c)........................................................................................12.02
       313(a).........................................................................................7.06
       313(b)(2)......................................................................................7.07
       313(c)........................................................................................12.02
       313(d).........................................................................................7.06
       314(a).........................................................................................4.05
       314(b)..........................................................................................N/A
       314(c)(1).....................................................................................12.03
       314(c)(2).....................................................................................12.03
       314(c)(3).......................................................................................N/A
       314(d)..........................................................................................N/A
       314(e)........................................................................................12.04
       314(f)..........................................................................................N/A
       315(a).........................................................................................7.02
       315(b).........................................................................................7.05
       315(c).........................................................................................7.02
       315(d).........................................................................................7.02
       315(e).........................................................................................6.11
       316(a)(1)......................................................................................6.05
       316(a)(1)(A)...................................................................................6.05
       316(a)(1)(B)...................................................................................6.04
       316(a)(2).......................................................................................N/A
       316(b).........................................................................................6.08
       316(c).........................................................................................9.03
       317(a)(1)......................................................................................6.06
       317(a)(2)......................................................................................6.09
       317(b).........................................................................................2.05
       318(a)..............................................................................Recitals, 12.01

This Reconciliation and Tie shall not, for any purpose, be deemed to be part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
                                                      ARTICLE 1
                                     DEFINITIONS AND INCORPORATION BY REFERENCE

   Section 1.01.  Definitions.....................................................................................1
   Section 1.02.  Incorporation by Reference of Trust Indenture Act...............................................6
   Section 1.03.  Rules of Construction...........................................................................7

                                                      ARTICLE 2
                                                      THE NOTES

   Section 2.01.  Form and Dating.................................................................................7
   Section 2.02.  Restrictive Legends.............................................................................8
   Section 2.03.  Execution, Authentication and Denominations....................................................10
   Section 2.04.  Registrar and Paying Agent.....................................................................10
   Section 2.05.  Paying Agent to Hold Money in Trust............................................................11
   Section 2.06.  Transfer and Exchange..........................................................................12
   Section 2.07.  Book-entry Provisions for Global Notes.........................................................12
   Section 2.08.  Special Transfer Provisions....................................................................14
   Section 2.09.  Replacement Notes..............................................................................16
   Section 2.10.  Outstanding Notes..............................................................................17
   Section 2.11.  Temporary Notes................................................................................17
   Section 2.12.  Cancellation...................................................................................17
   Section 2.13.  CUSIP Numbers..................................................................................18
   Section 2.14.  Issuance of Exchange Notes.....................................................................18
   Section 2.15.  Issuance of Additional Notes...................................................................18

                                                      ARTICLE 3
                                                     REDEMPTION

   Section 3.01.  Right of Redemption............................................................................18

                                                      ARTICLE 4
                                                      COVENANTS

   Section 4.01.  Payment of Notes...............................................................................18
   Section 4.02.  Maintenance of Office or Agency................................................................18
   Section 4.03.  Compliance Certificates........................................................................19
   Section 4.04.  Statement by Officers as to Default............................................................19
   Section 4.05.  Reports By Company.............................................................................19

                                                      ARTICLE 5
                                                SUCCESSOR CORPORATION

   Section 5.01.  When Company May Merge, etc....................................................................19
   Section 5.02.  Successor Substituted..........................................................................20

                                                      ARTICLE 6
                                                DEFAULT AND REMEDIES

   Section 6.01.  Default and Events of Default..................................................................20

   Section 6.02.  Acceleration...................................................................................21
   Section 6.03.  Other Remedies.................................................................................21
   Section 6.04.  Waiver of Past Defaults........................................................................21
   Section 6.05.  Control by Majority............................................................................22
   Section 6.06.  Payment of Notes on Default; Suit Therefor.....................................................22
   Section 6.07.  Limitation on Suits............................................................................22
   Section 6.08.  Rights of Holders to Receive Payment...........................................................23
   Section 6.09.  Trustee May File Proofs of Claim...............................................................23
   Section 6.10.  Priorities.....................................................................................23
   Section 6.11.  Undertaking for Costs..........................................................................24
   Section 6.12.  Restoration of Rights and Remedies.............................................................24
   Section 6.13.  Rights and Remedies Cumulative.................................................................24
   Section 6.14.  Delay or Omission Not Waiver...................................................................24

                                                      ARTICLE 7
                                                       TRUSTEE

   Section 7.01.  General........................................................................................25
   Section 7.02.  Certain Rights of Trustee......................................................................25
   Section 7.03.  Individual Rights of Trustee...................................................................26
   Section 7.04.  Trustee's Disclaimer...........................................................................26
   Section 7.05.  Notice of Default..............................................................................26
   Section 7.06.  Reports by Trustee to Holders..................................................................27
   Section 7.07.  Compensation and Indemnity.....................................................................27
   Section 7.08.  Replacement of Trustee.........................................................................28
   Section 7.09.  Successor Trustee by Merger, etc...............................................................29
   Section 7.10.  Eligibility....................................................................................29
   Section 7.11.  Money Held in Trust............................................................................29

                                                      ARTICLE 8
                                               DISCHARGE OF INDENTURE

   Section 8.01.  Termination of Company's Obligations...........................................................29
   Section 8.02.  Defeasance and Discharge of Indenture..........................................................30
   Section 8.03.  Defeasance of Certain Obligations..............................................................31
   Section 8.04.  Application of Trust Money.....................................................................32
   Section 8.05.  Repayment to Company...........................................................................32
   Section 8.06.  Reinstatement..................................................................................33

                                                      ARTICLE 9
                                         AMENDMENTS, SUPPLEMENTS AND WAIVERS

   Section 9.01.  Without Consent of Holders.....................................................................33
   Section 9.02.  With Consent of Holders........................................................................34
   Section 9.03.  Action by Holders; Record Dates................................................................35
   Section 9.04.  Revocation and Effect of Consent...............................................................35
   Section 9.05.  Notation on or Exchange of Notes...............................................................36
   Section 9.06.  Trustee to Sign Amendments, etc................................................................36
   Section 9.07.  Conformity with Trust Indenture Act............................................................36


                                                     ARTICLE 10
                                               MEETINGS OF THE HOLDERS

   Section 10.01.  Purposes of Meetings..........................................................................36
   Section 10.02.  Call of Meetings by Trustee...................................................................37
   Section 10.03.  Call of Meetings by Company or Holders........................................................37
   Section 10.04.  Qualification for Voting......................................................................37
   Section 10.05.  Regulations...................................................................................37
   Section 10.06.  Voting........................................................................................38

                                                     ARTICLE 11
                                                    SUBORDINATION

   Section 11.01.  Agreement to Subordinate......................................................................38
   Section 11.02.  Distribution on Dissolution, Liquidation and Reorganization;
         Subrogation of Notes....................................................................................38
   Section 11.03.  Payments on Notes Prohibited During Event of Default Under
         Senior Indebtedness.....................................................................................41
   Section 11.04.  Authorization of Holders to Trustee to Effect Subordination...................................42
   Section 11.05.  Notice to Trustee.............................................................................42
   Section 11.06.  Right of Trustee to Hold Senior Indebtedness..................................................42
   Section 11.07.  Article 11 not to Prevent Events of Default...................................................43
   Section 11.08.  Trustee Compensation, etc. Not Prejudiced.....................................................43

                                                     ARTICLE 12
                                                    MISCELLANEOUS

   Section 12.01.  Trustee Indenture Act of 1939.................................................................43
   Section 12.02.  Notices.......................................................................................43
   Section 12.03.  Certificate and Opinion as to Conditions Precedent............................................44
   Section 12.04.  Statements Required in Certificate or Opinion.................................................44
   Section 12.05.  Rules by Trustee, Paying Agent or Registrar...................................................45
   Section 12.06.  Payment Date Other than a Business Day........................................................45
   Section 12.07.  Governing Law.................................................................................45
   Section 12.08.  No Adverse Interpretation of Other Agreements.................................................45
   Section 12.09.  No Recourse Against Others....................................................................45
   Section 12.10.  Successors....................................................................................45
   Section 12.11.  Duplicate Originals...........................................................................45
   Section 12.12.  Separability..................................................................................46
   Section 12.13.  Table of Contents, Headings, etc..............................................................46
   Section 12.14.  Counterparts..................................................................................46

EXHIBIT A  Form of Note.........................................................................................A-1
EXHIBIT B  Form of Certificate..................................................................................B-1
EXHIBIT C  Form of Certificate to be Delivered in Connection with Transfers
         Pursuant to Non-QIB Institutional Accredited Investors.................................................C-1
EXHIBIT D  Form of Certificate to be Delivered in Connection with Transfers
         Pursuant to Regulation S...............................................................................D-1

         INDENTURE, dated as of January 27, 2003, between CITIZENS BANKING CORPORATION, a Michigan corporation (the "Company"), and JPMORGAN CHASE BANK, a New York banking corporation, as trustee (the "Trustee").

                                    RECITALS

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Company's 5.75% Subordinated Notes due 2013 (the "Notes") issuable as provided in this Indenture. All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done, and the Company has done all things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee hereunder and duly issued by the Company, valid obligations of the Company as hereinafter provided.

         This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act of 1939, as amended, that are required to be a part of and to govern indentures qualified under the Trust Indenture Act of 1939, as amended.

                      AND THIS INDENTURE FURTHER WITNESSETH

         For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, as follows.

                                   ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.01. Definitions.

         "AFFILIATE" has the meaning provided in Rule 405 of the Securities Act.

         "AGENT" means any Registrar, Co-Registrar, Paying Agent or authenticating agent.

         "AGENT MEMBERS" has the meaning provided in Section 2.07(a).

         "AUTHORIZED NEWSPAPER" means a newspaper in an official language of the country of publication of general circulation in the place in connection with which the term is used. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

         "BOARD OF DIRECTORS" means the Board of Directors of the Company or any committee of such Board of Directors duly authorized to act under this Indenture.

         "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "BUSINESS DAY" means any day except a Saturday, Sunday or legal holiday on which banking institutions in The City of New York or Detroit, Michigan, are authorized or required by law, regulation or executive order to close.

         "CLOSING DATE" means January 27, 2003.

         "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the TIA, then the body performing such duties at such time.

         "COMPANY" means the party named as such in the first paragraph of this Indenture until a successor replaces it pursuant to Article 5 of this Indenture and thereafter means the successor.

         "COMPANY ORDER" means a written request or order signed in the name of the Company (i) by its Chairman, a Vice Chairman, its President or a Vice President and (ii) by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary and delivered to the Trustee; provided, however, that such written request or order may be signed by any two of the officers or directors listed in clause (i) above in lieu of being signed by one of such officers or directors listed in such clause (i) and one of the officers listed in clause
(ii) above.

         "CORPORATE TRUST OFFICE" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date of this Indenture, located at 4 New York Plaza, New York, New York 10004, Attention: Institutional Trust Services.

         "DEFAULT" has the meaning provided in Section 6.01.

         "DEPOSITARY" means The Depository Trust Company, its nominees, and their respective successors.

         "EVENT OF DEFAULT" has the meaning provided in Section 6.01.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934.

         "EXCHANGE NOTES" means any securities of the Company containing terms identical to the Notes (except that such Exchange Notes shall be registered under the Securities Act) that are issued and exchanged for the Notes pursuant to the Registration Rights Agreement and this Indenture.

         "GLOBAL NOTES" has the meaning provided in Section 2.01.

         "HOLDER" or "NOTEHOLDER" means the registered holder of any Note.

         "INDEBTEDNESS RANKING JUNIOR TO THE NOTES" means any obligation of the Company which ranks junior to and not equally with or senior to the Notes in right of payment upon the occurrence of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation or winding-up of or relating to the Company as a whole, whether voluntary or involuntary.

         "INDEBTEDNESS RANKING ON A PARITY WITH THE NOTES" means any obligation of the Company which ranks equally with and not senior to the Notes in right of payment upon the occurrence of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation or winding-up of or relating to the Company as a whole, whether voluntary or involuntary.

         "INDENTURE" means this Indenture as originally executed or as it may be amended or supplemented from time to time by one or more indentures supplemental to this Indenture entered into pursuant to the applicable provisions of this Indenture.

         "INITIAL PURCHASERS" means the Initial Purchasers as defined in the Registration Rights Agreement.

         "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

         "INTEREST PAYMENT DATE" means February 1 and August 1 of each year, commencing August 1, 2003.

         "MATURITY DATE" means February 1, 2013.

         "NON-U.S. PERSON" means a Person who is not a "U.S. person" (as defined in Regulation S).

         "NOTES" means any of the securities, as defined in the first paragraph of the recitals hereof, that are authenticated and delivered under this Indenture. For all purposes of this Indenture, the term "Notes" shall include the Notes initially issued on the Closing Date, any Exchange Notes to be issued and exchanged for any Notes pursuant to the Registration Rights Agreement and this Indenture and any other Notes issued after the Closing Date under this Indenture. For purposes of this Indenture, all Notes shall vote together as one series of Notes under this Indenture.

         "OFFICER" means, with respect to the Company, (i) the Chairman of the Board, the Chief Executive Officer, the President, any Vice President or the Chief Financial Officer, and (ii) the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary.

         "OFFICERS' CERTIFICATE" means a certificate signed by one Officer listed in clause (i) of the definition thereof and one Officer listed in clause
(ii) of the definition thereof or two officers listed in clause (i) of the definition thereof. Each Officers' Certificate (other than certificates provided pursuant to TIA Section 314(a)(4)) shall include the statements provided for in
Section 12.04.

         "OFFSHORE GLOBAL NOTES" has the meaning provided in Section 2.01.

         "OFFSHORE PHYSICAL NOTES" has the meaning provided in Section 2.01.

         "OPINION OF COUNSEL" means a written opinion signed by legal counsel, who may be an employee of or counsel to the Company, that meets the requirements of Section 12.04 hereof. Each such Opinion of Counsel shall include the statements provided for in Section 12.04.

         "PAYING AGENT" has the meaning provided in Section 2.04, except that, for the purposes of Article 8, the Paying Agent shall not be the Company or a Subsidiary of the Company or an Affiliate of any of them. The term "Paying Agent" includes any additional Paying Agent.

         "PERSON" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "PHYSICAL NOTES" has the meaning provided in Section 2.01.

         "PRINCIPAL" of a debt security, including the Notes, means the principal amount due on the stated maturity as shown on such debt security.

         "PRIVATE PLACEMENT LEGEND" means the legend initially set forth on the Notes in the form set forth in Section 2.02(a).

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "RECORD DATE" for the interest payable on any Interest Payment Date means the fifteenth calendar day (whether or not a Business Day) immediately preceding such Interest Payment Date.

         "REGISTRAR" has the meaning provided in Section 2.04.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of January 22, 2003, among the Company and Morgan Stanley & Co. Incorporated on behalf of the Initial Purchasers.

         "REGISTRATION STATEMENT" means a Registration Statement as defined and described in the Registration Rights Agreement.

         "REGULATION S" means Regulation S under the Securities Act.

         "RESPONSIBLE OFFICER" when used with respect to the Trustee, means any officer within the corporate trust department of the trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

         "RULE 144" means Rule 144 under the Securities Act.

         "RULE 144A" means Rule 144A under the Securities Act.

         "SECURITIES ACT" means the Securities Act of 1933.

         "SECURITY REGISTER" has the meaning provided in Section 2.04.

         "SENIOR INDEBTEDNESS" means all obligations of the Company, whether outstanding on the date of the execution of this Indenture or thereafter created, assumed or incurred, to make payment or delivery pursuant to the terms of (i) the Company's indebtedness for money borrowed (as defined herein), other than (a) the Notes, (b) any Indebtedness Ranking Junior to the Notes and (c) any Indebtedness Ranking on a Parity with the Notes, (ii) financial instruments such as (a) securities contracts and foreign currency exchange contracts, (b) derivative instruments, such as swap agreements (including interest rate and foreign exchange rate swap agreements), cap agreements, floor agreements, interest rate agreements, commodity contracts or options, and (c) in the case of
(ii)(a) and (ii)(b) above, similar financial instruments, and (iii) any deferrals, renewals or extensions of any such Senior Indebtedness. The term "indebtedness for money borrowed" as used in the foregoing sentence shall include, without limitation, any obligation of the Company, or any obligation guaranteed by the Company, for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, and any deferred obligation of the Company for the payment of the purchase price of property or assets (excluding trade accounts payable or accrued liabilities in the ordinary course of business). Senior Indebtedness may also include other obligations of the Company to the extent specifically provided in the terms of the Notes.

         "SHELF REGISTRATION STATEMENT" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

         "SIGNIFICANT SUBSIDIARY" means, with respect to the Company, a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Exchange Act.

         "STATED MATURITY" means the date specified in the Notes as the fixed date on which the principal amount thereof or any installment of interest thereon is due and payable.

         "SUBSIDIARY" means, with respect to any Person, (i) any corporation of which at least a majority in interest of the outstanding capital stock having by the terms thereof voting power under ordinary circumstances to elect directors of such corporation, irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency, is at the time, directly or indirectly, owned or controlled by such Person, or by one or more other corporations a majority in interest of such stock of which is similarly owned or controlled or by such Person and one or more other corporations a majority in interest of such stock of which is similarly owned or controlled, or (ii) any other Person (other than a corporation) in which such Person, directly or indirectly, at the date of determination thereof, has at least a majority equity ownership interest.

         "TIA" or "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb), as in effect on the date this Indenture was executed, except as provided in Section 9.07; provided, however, that in the event the Trust Indenture Act is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "TRUSTEE" means the party named as such in the first paragraph of this Indenture until a successor replaces it in accordance with the provisions of
Article 7 of this Indenture and thereafter means such successor.

         "UNITED STATES BANKRUPTCY CODE" means the Bankruptcy Reform Act of 1978, as amended and as codified in Title 11 of the United States Code, as amended from time to time hereafter, or any successor federal bankruptcy law.

         "U.S. GLOBAL NOTES" has the meaning provided in Section 2.01.

         "U.S. GOVERNMENT OBLIGATIONS" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof at any time prior to the Stated Maturity of the Notes, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

         "U.S. PHYSICAL NOTES" means the Notes issued in the form of permanent certificated Notes in registered form in substantially the form set forth in Exhibit A to Institutional Accredited Investors which are not QIBs (excluding Non-U.S. Persons) who purchased Notes pursuant to an exemption from registration under the Securities Act.

         Section 1.02. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Notes;

         "indenture security holder" means a Holder or a Noteholder;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee; and

         "obligor" on the indenture securities means the Company or any other obligor on the Notes.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by a rule of the Commission and not otherwise defined herein have the meanings assigned to them therein.

         Section 1.03. Rules of Construction. Unless the context otherwise requires:

                  (i) a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with accounting principles generally accepted in the United States in effect on the date of this Indenture;

                  (iii) "or" is not exclusive;

                  (iv) words in the singular include the plural, and words in the plural include the singular;

                  (v) provisions apply to successive events and transactions;

                  (vi) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (vii) all references to Sections or Articles refer to Sections or Articles of this Indenture unless otherwise indicated.

                                    ARTICLE 2
                                    THE NOTES

         Section 2.01. Form and Dating. The Notes and the Trustee's certificate of authentication shall be substantially in the form annexed hereto as Exhibit A with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture. The Notes may have notations, legends or endorsements required by law or stock exchange agreements to which the Company is subject or usage. The Company shall approve the form of the Notes and any notation, legend or endorsement on the Notes. Each Note shall be dated the date of its authentication.

         The terms and provisions contained in the form of the Notes annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         Notes offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Notes in registered form, substantially in the form set forth in Exhibit A (the "U.S. GLOBAL NOTES"), registered in the name of the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, in accordance with the instructions given by the Holder thereof, as hereinafter provided.

         Notes offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global Notes in registered form substantially in the form set forth in Exhibit A (the "OFFSHORE GLOBAL NOTES"), registered in the name of the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Offshore Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

         Notes issued pursuant to Section 2.07 in exchange for interests in the Offshore Global Notes shall be in the form of permanent certificated Notes in registered form substantially in the form set forth in Exhibit A (the "OFFSHORE PHYSICAL NOTES").

         The Offshore Physical Notes and U.S. Physical Notes are sometimes collectively herein referred to as the "Physical Notes." The U.S. Global Notes and the Offshore Global Notes are sometimes referred to herein as the "Global Notes."

         The definitive Notes shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Notes may be listed, all as determined by the Officers executing such Notes, as evidenced by their execution of such Notes.

         Section 2.02. Restrictive Legends.

         (a) Unless and until a Note is exchanged for an Exchange Note or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, (i) the U.S. Global Notes and U.S. Physical Notes shall bear the legend set forth below on the face thereof and (ii) the Offshore Physical Notes and Offshore Global Notes shall bear the legend set forth below on the face thereof until at least the 41st day after the Closing Date and receipt by the Company and the Trustee of a certificate substantially in the form of Exhibit B hereto.

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D

         UNDER THE SECURITIES ACT) (AN "IAI"), (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT
         (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON WRITTEN REQUEST AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT OR SUCH EARLIER TIME AS A TRANSFER OF THE SECURITY EVIDENCED HEREBY IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT.

         (b) Each Global Note, whether or not an Exchange Note, shall also bear the following legend on the face thereof:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF CEDE & CO. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFERS OF THIS GLOBAL NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN NOMINEES OF CEDE & CO. OR A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.08 OF THE INDENTURE.

         Section 2.03. Execution, Authentication and Denominations. Subject to
Article 4 and applicable law, the aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is unlimited. The Notes shall be executed by two Officers of the Company. The signature of these Officers on the Notes may be by facsimile or manual signature in the name and on behalf of the Company.

         If an Officer whose signature is on a Note no longer holds that office at the time the Trustee or authenticating agent authenticates the Note, the Note shall be valid nevertheless.

         A Note shall not be valid until the Trustee or authenticating agent manually signs the certificate of authentication on the Note. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

         At any time and from time to time after the execution of this Indenture, the Trustee or an authenticating agent shall upon receipt of a Company Order authenticate for original issue Notes in the aggregate principal amount specified in such Company Order; provided that the Trustee shall be entitled to receive an Officers' Certificate and an Opinion of Counsel of the Company in connection with such authentication of Notes. Such Company Order shall specify the amount of Notes to be authenticated and the date on which the original issue of Notes is to be authenticated and, in case of an issuance of Notes pursuant to Section 2.14, shall certify that such issuance is in compliance with Article 4.

         The Trustee may appoint an authenticating agent to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such authenticating agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

         The Notes shall be issuable only in registered form without coupons and only in denominations of $1,000 in principal amount and any integral multiple thereof.

         Section 2.04. Registrar and Paying Agent. The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange (the "Registrar"), an office or agency where Notes may be presented for payment (the "Paying Agent") and an office or agency where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served, which shall be in the Borough of Manhattan, The City of New York. The Company shall cause the Registrar to keep a register of the Notes and of their transfer and exchange (the "Security Register"). The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Company may have one or more Co-Registrars and one or more additional Paying Agents.

         The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall give prompt written notice to the Trustee of the name and address of any such Agent and any change in the address of such Agent. If the Company fails to maintain a Registrar, Paying Agent and/or agent for service of notices and demands, the Trustee shall act as such Registrar, Paying Agent and/or agent for service of notices and demands. The Company may remove any Agent upon written notice to such Agent and the Trustee; provided that no such removal shall become effective until (i) the acceptance of an appointment by a successor Agent to such Agent as evidenced by an appropriate agency agreement entered into by the Company and such successor Agent and delivered to the Trustee or (ii) notification to the Trustee that the Trustee shall serve as such Agent until the appointment of a successor Agent in accordance with clause (i) of this proviso. The Company, any Subsidiary of the Company or any Affiliate of any of them may act as Paying Agent, Registrar or Co-Registrar, and/or agent for service of notice and demands.

         The Company initially appoints the Trustee as Registrar, Paying Agent, authenticating agent and agent for service of notice and demands. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee as of each Record Date and at such other times as the Trustee may reasonably request the names and addresses of Holders as they appear in the Security Register, including the aggregate principal amount of Notes held by each Holder.

         Section 2.05. Paying Agent to Hold Money in Trust. Not later than 10:00 a.m. (New York City time) on each due date of any principal of or interest on any Notes, the Company shall deposit with the Paying Agent money in immediately available funds sufficient to pay such principal and interest so becoming due. The Company shall require each Paying Agent other than the Trustee to agree in writing that such Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all money held by the Paying Agent for the payment of principal of and interest on the Notes (whether such money has been paid to it by the Company or any other obligor on the Notes), and such Paying Agent shall promptly notify the Trustee of any default by the Company (or any other obligor on the Notes) in making any such payment. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed, and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon doing so, the Paying Agent shall have no further liability for the money so paid over to the Trustee. If the Company or any Subsidiary of the Company or any Affiliate of any of them acts as Paying Agent, it will, on or before each due date of any principal of or interest on the Notes, segregate and hold in a separate trust fund for the benefit of the Holders a sum of money sufficient to pay such principal or interest so becoming due until such sum of money shall be paid to such Holders or otherwise disposed of as provided in this Indenture, and will promptly notify the Trustee of its action or failure to act.

         Section 2.06. Transfer and Exchange. The Notes are issuable only in registered form. A Holder may register the transfer of a Note only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be registered until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Security Register. Prior to the registration of any transfer by a Holder as provided herein, the Company, the Trustee and any agent of the Company shall treat the Person in whose name the Note is registered as the owner thereof for all purposes whether or not the Note shall be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary. Furthermore, any Holder of a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book entry system maintained by the Holder of such Global Note (or its agent) and that ownership of a beneficial interest in the Note shall be required to be reflected in a book entry. When Notes are presented to the Registrar or a Co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Notes of other authorized denominations (including an exchange of Notes for Exchange Notes), the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including that such Notes are duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and Registrar duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder); provided that no exchanges of Notes for Exchange Notes shall occur until a Registration Statement shall have been declared effective by the Commission and that any Notes that are exchanged for Exchange Notes shall be cancelled by the Trustee. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Notes at the Registrar's request. No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Trustee may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other similar governmental charge payable upon exchanges pursuant to Section 2.11 or 9.05).

         Section 2.07. Book-entry Provisions for Global Notes.

         (a) The U.S. Global Notes and Offshore Global Notes initially shall (i) be registered in the name of the Depositary for such Global Notes or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 2.02.

         Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Note.

         (b) Transfers of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in Global Notes may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 2.08. In addition, U.S. Physical Notes and Offshore Physical Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in the U.S. Global Notes or the Offshore Global Notes, as the case may be, if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the U.S. Global Notes or the Offshore Global Notes, as the case may be, and a successor depositary is not appointed by the Company within 90 days of such notice, (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depositary or the Trustee, (iii) the Depository ceases to be a "clearing agency" under the Exchange Act, (iv) the Company, at its option, executes and delivers to the Trustee a Company Order to the effect that such Global Note shall be so exchangeable into U.S. Physical Notes and Offshore Physical Notes, or (v) in accordance with the rules and procedures of the Depositary and the provisions of
Section 2.08.

         (c) Any beneficial interest in one of the Global Notes that is transferred to a Person who takes delivery in the form of an interest in another Global Note will, upon transfer, cease to be an interest in such Global Note and become an interest in such other Global Note and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

         (d) In connection with any transfer of a portion of the beneficial interests in a Global Note to beneficial owners pursuant to paragraph (b) of this Section 2.07, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Note in an amount equal to the principal amount of the beneficial interest in such Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Notes or Offshore Physical Notes, as the case may be, of like tenor and amount.

         (e) In connection with the transfer of the U.S. Global Notes or the Offshore Global Notes, in whole, to beneficial owners pursuant to paragraph (b) of this Section 2.07, the U.S. Global Notes or Offshore Global Notes, as the case may be, shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the U.S. Global Notes or Offshore Global Notes, as the case may be, an equal aggregate principal amount of U.S. Physical Notes or Offshore Physical Notes, as the case may be, of authorized denominations.

         (f) Any U.S. Physical Note delivered in exchange for an interest in the U.S. Global Notes pursuant to paragraph (b), (d) or (e) of this Section 2.07 shall, except as otherwise provided by paragraph (e) of Section 2.08, bear the legend regarding transfer restrictions applicable to the U.S. Physical Note set forth in Section 2.02.

         (g) Any Offshore Physical Note delivered in exchange for an interest in the Offshore Global Notes pursuant to paragraph (b), (d) or (e) of this Section
2.07 shall, except as otherwise
provided by paragraph (e) of Section 2.08, bear the legend regarding transfer restrictions applicable to the Offshore Physical Note set forth in Section 2.02.

         (h) The registered holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

         Section 2.08. Special Transfer Provisions. Unless and until a Note is exchanged for an Exchange Note or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, the following provisions shall apply:

         (a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of a Note to any Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons):

                  (i) The Registrar shall register the transfer of any Note, whether or not such Note bears the Private Placement Legend, if (x) the requested transfer is after the time period referred to in Rule 144(k) under the Securities Act or (y) the proposed transferee has delivered to the Registrar (A) a certificate substantially in the form of Exhibit C hereto and (B) an Opinion of Counsel acceptable to the Company that such transfer is in compliance with the Securities Act.

                  (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Notes, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i) above and (y) instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Notes in an amount equal to the principal amount of the beneficial interest in the U.S. Global Notes to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Notes of like tenor and amount.

         (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Note to a QIB that is a U.S. Person:

                  (i) If the Note to be transferred consists of (x) either Offshore Physical Notes prior to the removal of the Private Placement Legend or U.S. Physical Notes, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Note stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Note stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (y) an interest in the U.S. Global Notes, the transfer of such interest may be effected only through the book-entry system maintained by the Depositary.

                  (ii) If the proposed transferee is an Agent Member, and the Note to be transferred consists of U.S. Physical Notes, upon receipt by the Registrar of the documents referred to in paragraph (i) above and instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of U.S. Global Notes in an amount equal to the principal amount of the U.S. Physical Notes to be transferred, and the Trustee shall cancel the U.S. Physical Notes so transferred.

         (c) Transfers of Interests in the Offshore Global Notes or Offshore Physical Notes. The following provisions shall apply with respect to any transfer of interests in Offshore Global Notes or Offshore Physical Notes:

                  (i) prior to the removal of the Private Placement Legend from the Offshore Global Notes or Offshore Physical Notes pursuant to
         Section 2.02, the Registrar shall refuse to register such transfer unless such transfer complies with Section 2.08(b) or Section 2.08(d), as the case may be, and

                  (ii) after such removal, the Registrar shall register the transfer of any such Note without requiring any additional certification.

         (d) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of a Note to a Non-U.S. Person:

                  (i) The Registrar shall register any proposed transfer to any Non-U.S. Person if the Note to be transferred is a U.S. Physical Note or an interest in U.S. Global Notes, upon receipt of a certificate substantially in the form of Exhibit D hereto from the proposed transferor.

                  (ii) (a) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Notes, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (ii) and
         (y) instructions in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Notes in an amount equal to the principal amount of the beneficial interest in the U.S. Global Notes to be transferred, and (b) if the proposed transferee is an Agent Member, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records th e date and an increase in the principal amount of the Offshore Global Notes in an amount equal to the principal amount of the U.S. Physical Notes or the U.S. Global Notes, as the case may be, to be transferred, and the Trustee shall cancel the Physical Note, if any, so transferred or decrease the amount of the U.S. Global Notes.

         (e) Private Placement Legend. Upon the registration of transfer, exchange or replacement of Notes not bearing the Private Placement Legend, the Registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Registrar shall deliver only Notes that bear the Private Placement Legend unless (i) the Private Placement Legend is no longer required by Section 2.02, (ii) the circumstances contemplated by paragraph
(a)(i)(x) of this Section 2.08 exist or (iii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

            (f) General. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture. The Registrar shall not register a transfer of any Note unless such transfer complies with the restrictions on transfer of such Note set forth in this Indenture. In connection with any registration of transfer of Notes, each Holder agrees by its acceptance of the Notes to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

         The Registrar shall retain, in accordance with its customary procedures, copies of all letters, notices and other written communications received pursuant to Section 2.07 or this Section 2.08. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

         Section 2.09. Replacement Notes. If a mutilated Note is surrendered to the Trustee or if the Holder claims that the Note has been lost, destroyed or wrongfully taken, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a protected purchaser, the Company shall issue and the Trustee shall authenticate a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding; provided that the requirements of this Section 2.09 are met. If required by the Trustee or the Company, an indemnity bond must be furnished that is sufficient in the judgment of both the Trustee and the Company to protect the Company, the Trustee or any Agent from any loss that any of them may suffer if a Note is replaced. The Company or the Trustee may charge such Holder for its expenses and the expenses of the Trustee in replacing a Note. In case any such mutilated, lost, destroyed or wrongfully taken Note has become or is about to become due and payable, the Company in its discretion may pay such Note instead of issuing a new Note in replacement thereof.

         Every replacement Note is an additional obligation of the Company and shall be entitled to the benefits of this Indenture.

         Section 2.10. Outstanding Notes. Notes outstanding at any time are all Notes that have been authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation and those described in this Section
2.10 as not outstanding.

         If a Note is replaced pursuant to Section 2.09, it ceases to be outstanding unless and until the Trustee and the Company receive proof satisfactory to them that the replaced Note is held by a protected purchaser.

         If the Paying Agent (other than the Company or an Affiliate of the Company) holds on the Maturity Date money sufficient to pay Notes payable on that date, then on and after that date such Notes cease to be outstanding and interest on them shall cease to accrue.

         A Note does not cease to be outstanding because the Company or one of its Affiliates holds such Note, provided, however, that in determining whether the Holders of the requisite principal amount of the outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Responsible Officer of the Trustee has actual knowledge to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

         Section 2.11. Temporary Notes. Until definitive Notes are ready for delivery, the Company may prepare and execute and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have insertions, substitutions, omissions and other variations determined to be appropriate by the Officers executing the temporary Notes, as evidenced by their execution of such temporary Notes. If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company designated for such purpose pursuant to Section 4.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall be entitled to the same benefits under this Indenture as definitive Notes.

         Section 2.12. Cancellation. The Company at any time may deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Notes surrendered for registration of transfer, exchange, payment or cancellation and shall dispose of them in accordance with its normal procedure.

         Section 2.13. CUSIP Numbers. The Company in issuing the Notes may use "CUSIP", "CINS" or "ISIN" numbers (if then generally in use), and the Company and the Trustee shall use CUSIP, CINS or ISIN numbers, as the case may be, in notices of exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of exchange and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee of any change in "CUSIP", "CINS" or "ISIN" numbers for the Notes.

         Section 2.14. Issuance of Exchange Notes. The Company may, subject to
Section 2.06 of this Indenture, issue Exchange Notes under this Indenture in exchange for the Notes pursuant to the Registration Rights Agreement and this Indenture.

         Section 2.15. Issuance of Additional Notes. The Company may, subject to
Article 4 of this Indenture and applicable law, issue additional Notes under this Indenture. The Notes issued on the Closing Date and any additional Notes subsequently issued shall be treated as a single class for all purposes under this Indenture.

                                    ARTICLE 3
                                   REDEMPTION

         Section 3.01. Right of Redemption. The Notes are not redeemable prior to the Maturity Date.

                                    ARTICLE 4
                                    COVENANTS

         Section 4.01. Payment of Notes. The Company shall pay the principal of and interest on the Notes on the dates and in the manner provided in the Notes and this Indenture. An installment of principal or interest shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company, a Subsidiary of the Company or any Affiliate of any of them) holds on that date money designated for and sufficient to pay the installment. If the Company or any Subsidiary of the Company or any Affiliate of any of them acts as Paying Agent, an installment of principal or interest shall be considered paid on the due date if the entity acting as Paying Agent complies with the last sentence of
Section 2.05. As provided in Section 6.09, upon any bankruptcy or reorganization procedure relative to the Company, the Trustee shall serve as the Paying Agent, if any, for the Notes.

         Section 4.02. Maintenance of Office or Agency. So long as any of the Notes shall remain outstanding, the Company will maintain in the Borough of Manhattan, The City of New York an office or agency where Notes may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 11.02.

         The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby initially designates the Corporate Trust Office of the Trustee as such office of the Company in accordance with Section 2.04.

         Section 4.03. Compliance Certificates. The Company shall deliver to the Trustee on or before a date not more than four months after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate signed by the Company's chief financial officer, principal executive officer or principal accounting officer stating that the Company has complied with all conditions and covenants on its part contained in this Indenture throughout such year and stating whether or not the signers have knowledge of any Default or Event of Default. If any of the Officers of the Company signing such certificate has knowledge of such a Default or Event of Default, the Officers' Certificate shall describe any such Default or Event of Default and the nature thereof. The Company shall promptly notify the Trustee in writing if it shall change its fiscal year end to any date other than December 31.

         Section 4.04. Statement by Officers as to Default. The Company shall deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Default or Event of Default or an event which, with notice or the lapse of time or both, would constitute a Default or an Event of Default, an Officers' Certificate setting forth the details of such Default or Event of Default and the action which the Company proposes to take with respect thereto.

         Section 4.05. Reports By Company. The Company shall deliver to the Trustee any documents required by TIA Sections 314(a) and 314(c).

                                    ARTICLE 5
                              SUCCESSOR CORPORATION

         Section 5.01. When Company May Merge, etc. So long as any Notes shall be outstanding, the Company shall not consolidate with or merge into any other Person or sell, convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

         (a) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the due and punctual payment of the principal of and interest on the Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

         (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Default or Event of Default, and no event which, after notice or lapse of time or both, would become a Default or an Event of Default, shall have happened and be continuing; and

         (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, conveyance, transfer, lease or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article 5 and that all conditions precedent herein provided for relating to such transaction have been complied with.

         Section 5.02. Successor Substituted. Upon any consolidation or merger, or any sale, conveyance, transfer, lease or other disposition of all or substantially all of the property and assets of the Company in accordance with
Section 5.01 of this Indenture, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, conveyance, transfer, lease or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; provided that the Company shall not be released from its obligation to pay the principal of or interest on the Notes in the case of a lease of all or substantially all of its property and assets.

                                    ARTICLE 6
                              DEFAULT AND REMEDIES

         Section 6.01. Default and Events of Default.

         (a) any of the following events shall constitute an "Event of Default" hereunder:

                  (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the United States Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 60 days; or

                  (ii) the Company shall commence a voluntary case seeking reorganization or relief under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of any order for relief or reorganization in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors;

         (b) any of the following events shall be a "Default" hereunder:

                  (i) an Event of Default specified in this Section 6.01; or

                  (ii) default in the payment of the principal of any of the Notes as and when the same shall become due and payable either at maturity, by declaration or otherwise; or

                  (iii) default in the payment of any installment of interest on any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

                  (iv) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in this Indenture applicable to the Notes for a period of 60 days after the date on which written notice of such failure, specifying such failure and requiring the Company to remedy the same and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding.

         Section 6.02. Acceleration. If an Event of Default occurs with respect to the Company, the principal and accrued and unpaid interest on the Notes then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

         Section 6.03. Other Remedies. If a Default or an Event of Default occurs and is continuing, the Trustee may, and at the direction of the Holders of at least a majority in principal amount of the outstanding Notes shall, pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding.

         Section 6.04. Waiver of Past Defaults. Subject to Sections 6.02, 6.08 and 9.02, the Holders of at least a majority in principal amount of the outstanding Notes, by notice to the Trustee, may waive an existing Default or Event of Default and its consequences, except a Default in the payment of principal of or interest on any Note as specified in clause (b)(ii) or (b)(iii) of Section 6.01 or in respect of a covenant or provision of this Indenture which cannot be modified or amended without the consent of the Holder of each outstanding Note affected. Upon any such waiver, such Default shall cease to exist, and any Default or Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         Section 6.05. Control by Majority. The Holders of at least a majority in aggregate principal amount of the outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that the Trustee may refuse to follow any direction if the Trustee, being advised by counsel, determines that the actions or proceedings so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or executive committee or a trust committee of directors or trustees and/or responsible officers shall determine that the actions or proceedings so directed would involve the Trustee in personal liability; and provided further, that the Trustee may take any other action it deems proper that is not inconsistent with any such direction received from Holders of Notes.

         Section 6.06. Payment of Notes on Default; Suit Therefor. The Company covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Notes, as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of principal of any of the Notes, as and when the same shall have become due and payable, whether upon maturity of the Notes or upon declaration or otherwise, then upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders, the whole amount that then shall have become due and payable on all of the Notes, for principal or interest, if any, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law), upon overdue installments of interest, if any, at the same rate as the rate of interest specified in the Notes; and, in addition thereto, such further amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, any other amounts due the Trustee under Section 7.07, and all other reasonable expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

         If the Company fails to pay or deliver such amounts and/or other consideration forthwith upon such demand, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor of the Notes for the whole amount of principal and accrued interest remaining unpaid, together with interest on overdue principal, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under
Section 7.07.

         Section 6.07. Limitation on Suits. A Holder may not institute any proceeding, judicial or otherwise, with respect to this Indenture or the Notes, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) the Holder has previously given the Trustee written notice of a continuing Default;

                  (ii) the Holders of not less than a majority in aggregate principal amount of outstanding Notes shall have made a written request to the Trustee to pursue such remedy;

                  (iii) such Holder or Holders offer the Trustee indemnity satisfactory to the Trustee against any costs, liability or expense;

                  (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                  (v) during such 60-day period, the Holders of a majority in aggregate principal amount of the outstanding Notes do not give the Trustee a direction that is inconsistent with the request.

         For purposes of Section 6.05 of this Indenture and this Section 6.07, the Trustee shall comply with TIA Section 316(a) in making any determination of whether the Holders of the required aggregate principal amount of outstanding Notes have concurred in any request or direction of the Trustee to pursue any remedy available to the Trustee or the Holders with respect to this Indenture or the Notes or otherwise under the law.

         A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holder.

         Section 6.08. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of the principal of or interest on such Note or to bring suit for the enforcement of any such payment, on or after the due date expressed in the Notes, shall not be impaired or affected without the consent of such Holder.

         Section 6.09. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor of the Notes), its creditors or its property and shall be entitled and empowered to collect and receive any monies, securities or other property payable or deliverable upon conversion or exchange of the Notes or upon any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07. Nothing herein contained shall be deemed to empower the Trustee to authorize or consent to, or accept or adopt on behalf of any Holder, any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         Section 6.10. Priorities. If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

         First: to the payment of all reasonable costs and expenses applicable to such collection, and all other amounts due to the Trustee pursuant to Section 7.07;

         Second: subject to Article 11 hereof, to Holders for amounts then due and unpaid for principal of and interest on the Notes in respect of which or for the benefit of which such money has been collected, with interest upon the overdue installments of interest, to the extent lawful, at the same rate as the rate of interest on the Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal and interest, respectively; and

         Third: to the Company or any other obligors of the Notes, as their interests may appear, or as a court of competent jurisdiction may direct.

         The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10.

         Section 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of the suit, and the court may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.08, or a suit by Holders of more than 10% in principal amount of the outstanding Notes.

         Section 6.12. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then, and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Company, Trustee and the Holders shall continue as though no such proceeding had been instituted.

         Section 6.13. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 6.14. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article 6 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                                    ARTICLE 7
                                     TRUSTEE

         Section 7.01. General. The duties and responsibilities of the Trustee shall be as provided by the TIA and as set forth herein. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Article 7.

         Section 7.02. Certain Rights of Trustee. Subject to TIA Sections 315(a) through (d):

                  (i) the Trustee may conclusively rely, and shall be protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper person;

                  (ii) before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Section 11.04. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion;

                  (iii) the Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care by it hereunder;

                  (iv) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

                  (v) the Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers, provided that the Trustee's conduct does not constitute negligence or bad faith;

                  (vi) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

                  (vii) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company personally or by agent or attorney;

                  (viii) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Trustee hereunder in good faith and in reliance thereon;

                  (ix) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a Default or Event of Default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture;

                  (x) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

                  (xi) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of Officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any Person authorized to sign an Officers' Certificate, including any Person specified as so authorized in any such certificate previously delivered and not superseded; and

                  (xii) the permissive rights of the Trustee enumerated herein shall not be construed as duties.

         Section 7.03. Individual Rights of Trustee. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not the Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to TIA Sections 310(b) and 311.

         Section 7.04. Trustee's Disclaimer. The Trustee (i) makes no representation as to the validity or adequacy of this Indenture or the Notes,
(ii) shall not be accountable for the Company's use or application of the proceeds from the Notes and (iii) shall not be responsible for any statement in the Notes other than its certificate of authentication.

         Section 7.05. Notice of Default. If any Default or any Event of Default occurs and is continuing and if such Default or Event of Default is known to a Responsible Officer of the Trustee, the Trustee shall mail to each Holder in the manner and to the extent provided in TIA

Section 313(c) notice of the Default or Event of Default within 45 days after it occurs, unless such Default or Event of Default has been cured; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

         Section 7.06. Reports by Trustee to Holders. Within 60 days after each May 15, beginning with May 15, 2003, the Trustee shall mail to each Holder as provided in TIA Section 313(c) a brief report, if and as required by TIA Section 313(a), dated as of such May 15.

         A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Company and filed with the Commission and each stock exchange on which the Securities are listed in accordance with TIA Section 313(d). The Company shall promptly notify the Trustee when the Securities are listed on any stock exchange or of any delisting thereof.

         Section 7.07. Compensation and Indemnity. The Company shall pay to the Trustee such compensation as shall be agreed upon in writing for its services hereunder. The compensation of the Trustee shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by the Trustee without negligence or bad faith on its part. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

         The Company shall indemnify the Trustee and any predecessor trustee for, and hold it harmless against, any and all loss or liability or expense incurred by it without negligence or bad faith on its part in connection with the acceptance or administration of this Indenture and its duties under this Indenture and the Notes, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties under this Indenture and the Notes. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder, unless the Company is materially prejudiced thereby. The Company shall defend the claim and the Trustee shall cooperate in the defense. Unless otherwise set forth herein, the Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

         To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of and interest on particular Notes.

         If the Trustee incurs expenses or renders services after the occurrence of an Event of Default, the expenses and the compensation for the services will be intended to constitute expenses of administration under Title 11 of the United States Bankruptcy Code or any applicable federal or state law for the relief of debtors.

         The provisions of this Section 7.07 shall survive the termination of this Indenture and the resignation and removal of the Trustee.

         The Trustee shall comply with the provisions of TIA Section 313(b)(2) to the extent applicable.

         Section 7.08. Replacement of Trustee. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

         The Trustee may resign at any time by so notifying the Company in writing at least 30 days prior to the date of the proposed resignation. The Holders of a majority in principal amount of the outstanding Notes may at any time remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Company may remove the Trustee if: (i) the Trustee is no longer eligible under Section 7.10; (ii) the Trustee is adjudged a bankrupt or an insolvent; (iii) a receiver or other public officer takes charge of the Trustee or its property; or (iv) the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed, or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company. If the successor Trustee does not deliver its written acceptance required by the next succeeding paragraph of this Section 7.08 within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the outstanding Notes may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after the delivery of such written acceptance, subject to the lien provided in Section 7.07, (i) the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, (ii) the resignation or removal of the retiring Trustee shall become effective and (iii) the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder. No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         If the Trustee is no longer eligible under Section 7.10 or shall fail to comply with TIA Section 310(b), any Holder who satisfies the requirements of TIA Section 310(b) may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.08, the Trustee shall resign immediately in the manner and with the effect provided in this Section.

         The Company shall give notice of any resignation and any removal of the Trustee and each appointment of a successor Trustee to all Holders. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligation under Section 7.07 shall continue for the benefit of the retiring Trustee.

         Section 7.09. Successor Trustee by Merger, etc. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall be the successor Trustee with the same effect as if the successor Trustee had been named as the Trustee herein, provided such corporation shall be otherwise qualified and eligible under this Article.

         Section 7.10. Eligibility. This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall have a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition that is subject to the requirements of applicable Federal or state supervising or examining authority. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in this Article.

         Neither the Company nor any person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee for the Notes issued hereunder.

         Section 7.11. Money Held in Trust. The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law and except for money held in trust under Article 8 of this Indenture which shall be held in a separate trust account.

                                   ARTICLE 8
                             DISCHARGE OF INDENTURE

         Section 8.01. Termination of Company's Obligations. Except as otherwise provided in this Section 8.01, the Company may terminate its obligations under the Notes and this Indenture if:

                  (i) all Notes previously authenticated and delivered (other than destroyed, lost or stolen Notes that have been replaced or Notes that are paid pursuant to Section 4.01 or Notes for whose payment money or securities have theretofore been held in trust and thereafter repaid to the Company, as provided in Section 8.05) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder;

                  (ii) (A) the Notes mature within one year, (B) the Company irrevocably deposits in trust with the Trustee during such one-year period, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds solely for the benefit of the Holders for that purpose, money or U.S. Government Obligations sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee), without consideration of any reinvestment of any interest thereon, to pay principal and interest on the Notes to maturity, and to pay all other sums payable by it hereunder, (C) no Default or Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit, (D) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound and (E) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with.

         With respect to the foregoing clause (i), the Company's obligations under Section 7.07 shall survive. With respect to the foregoing clause (ii), the Company's obligations in Sections 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.08,
2.09, 4.01, 4.02, 7.07, 7.08, 8.04, 8.05 and 8.06 shall survive until the Notes are no longer outstanding. Thereafter, only the Company's obligations in Sections 7.07, 8.04, 8.05 and 8.06 shall survive. After any such irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Notes and this Indenture except for those surviving obligations specified above.

         Section 8.02. Defeasance and Discharge of Indenture. The Company will be deemed to have paid and will be discharged from any and all obligations in respect of the Notes on the 91st day after the date of the deposit referred to in clause (a) of this Section 8.02, and the provisions of this Indenture will no longer be in effect with respect to the Notes, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same if:

         (a) with reference to this Section 8.02, the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10) and conveyed all right, title and interest to the Trustee for the benefit of the Holders, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust specifically pledged to the Trustee for the benefit of the Holders as security for payment of the principal of and interest, if any, on the Notes and dedicated solely to the benefit of the Holders, in and to money or U.S. Government Obligations or a combination thereof that, through the payment of interest and principal in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment referred to in this clause (a), money in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, the principal of and interest on the outstanding Notes on the Stated Maturity of such principal or interest; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of such principal and interest with respect to the Notes;

         (b) the Company has delivered to the Trustee either (i) an Opinion of Counsel to the effect that Holders will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of its option under this Section 8.02 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, which Opinion of Counsel shall be based upon (and accompanied by a copy of) a ruling of the Internal Revenue Service to the same effect unless there has been a change in applicable federal income tax law after the Closing Date such that a ruling is no longer required or (ii) a ruling directed to the Trustee received from the Internal Revenue Service to the same effect as the aforementioned Opinion of Counsel.

         (c) immediately after giving effect to such deposit, on a pro forma basis, no Default or Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as an Event of Default is concerned, at any time during the period ending on the 91st day after such date of such deposit;

         (d) if the Notes are then listed on a national securities exchange, the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Notes will not be delisted as a result of such deposit, defeasance and discharge; and

         (e) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 8.02 have been complied with.

         Notwithstanding the foregoing, prior to the end of the 91-day period referred to in clause (c) of this Section 8.02, none of the Company's obligations under this Indenture shall be discharged. Subsequent to the end of such 91-day period with respect to this Section 8.02, the Company's obligations in Sections 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 2.09, 8.04, 8.05, 8.06 and
the rights, powers, trusts, duties and immunities of the Trustee hereunder shall survive until the Notes are no longer outstanding. Thereafter, only the Company's obligations in Sections 7.07, 8.04, 8.05 and 8.06 shall survive.

         After any such irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Notes and this Indenture except for those surviving obligations in the immediately preceding paragraph.

         Section 8.03. Defeasance of Certain Obligations. The Company may omit to comply with any term, provision or condition set forth in Section 5.01 and clause (b)(iv) of Section 6.01 with respect to Section 5.01, and clause (b)(iv) of Section 6.01 shall be deemed not to be a Default or an Event of Default, in each case with respect to the outstanding Notes if:

                  (i) with reference to this Section 8.03, the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10) and conveyed all right, title and interest to the Trustee for the benefit of the Holders, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust specifically pledged to the Trustee for the benefit of the Holders as security for payment of the principal of and interest, if any, on the Notes, and dedicated solely to, the benefit of the Holders, in and to money or U.S. Government Obligations or a combination thereof that, through the payment of interest and principal in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment referred to in this clause (i), money in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, the principal of and interest on the outstanding Notes on the Stated Maturity of such principal or interest; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of such principal and interest with respect to the Notes;

                  (ii) the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance of certain covenants and Events of Default and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

                  (iii) immediately after giving effect to such deposit on a pro forma basis, no Default or Event of Default shall have occurred and be continuing on the date of such deposit or, insofar an Event of Default is concerned, at any time during the period ending on the 91st day after such date of such deposit;

                  (iv) if the Notes are then listed on a national securities exchange, the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Notes will not be delisted as a result of such deposit, defeasance and discharge; and

                  (v) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 8.03 have been complied with.

         Section 8.04. Application of Trust Money. Subject to Section 8.06, the Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.01, 8.02 or 8.03, as the case may be, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with the Notes and this Indenture to the payment of principal of and interest on the Notes; but such money need not be segregated from other funds except to the extent required by law.

         Section 8.05. Repayment to Company. Subject to Sections 7.07, 8.01,
8.02 and 8.03, the Trustee and the Paying Agent shall promptly pay to the Company upon request set forth in an Officers' Certificate any excess money held by them at any time and thereupon shall be relieved from all liability with respect to such money. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years; provided that the Trustee or Paying Agent before being required to make any payment may cause to be published at the expense of the Company once in a newspaper of general circulation in The City of New York or mail to each Holder entitled to such money at such Holder's address (as set forth in the Security Register) notice that such money remains unclaimed and that after a date specified therein (which shall be at least 30 days from the date of such publication or mailing) any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Holders entitled to such money must look to the Company for payment as general creditors unless an applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

         Section 8.06. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 8.01, 8.02 or 8.03, as the case may be, by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01, 8.02 or 8.03, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 8.01, 8.02 or 8.03, as the case may be; provided that, if the Company has made any payment of principal of or interest on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                   ARTICLE 9
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

         Section 9.01. Without Consent of Holders. The Company, when authorized by a resolution of its Board of Directors (as evidenced by a Board Resolution delivered to the Trustee), and the Trustee may amend or supplement this Indenture or the Notes without notice to or the consent of any Holder:

                  (i) to cure any ambiguity, defect or inconsistency in this Indenture, provided that such action shall not adversely affect the interests of the Holders of Notes in any material respect;

                  (ii) to comply with Article 5;

                  (iii) to comply with any requirements of the Commission in connection with any qualification of this Indenture under the TIA;

                  (iv) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee;

                  (v) to provide for uncertificated Notes in addition to or in place of certificated Notes, provided that such action shall not adversely affect the interests of the Holders of Notes in any material respect;

                  (vi) to change or eliminate any of the provisions of this Indenture, provided that, any such change or elimination shall become effective only when there is no Note outstanding created prior to the execution of such supplemental indenture which is adversely affected in any material respect by such change in or elimination of such provisions;

                  (vii) to provide for conversion rights of the Holders of the Notes to enable such Holders to convert such Notes into other securities of the Company;

                  (viii) to add to the covenants of the Company for the protection of the Holders, to add any additional Defaults or Events of Default with respect to the Notes, or to surrender any right or power conferred upon the Company; or

                  (ix) to make any change that, in the good faith opinion of the Board of Directors as evidenced by a Board Resolution, does not materially and adversely affect the rights of any Holder.

         Section 9.02. With Consent of Holders. Subject to Sections 6.04 and
6.08 and without prior notice to the Holders, the Company, when authorized by its Board of Directors (as evidenced by a Board Resolution delivered to the Trustee), and the Trustee may amend this Indenture and the Notes with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding, and the Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may waive future compliance by the Company with any provision of this Indenture or the Notes.

         Notwithstanding the provisions of this Section 9.02, without the consent of each Holder affected, an amendment or waiver, including a waiver pursuant to Section 6.04, may not:

                  (i) change the Stated Maturity of the principal of, or any installment of interest on, any Note;

                  (ii) reduce the principal amount of or interest on any Note except as provided in this Indenture;

                  (iii) change any place or currency of payment of principal of or interest on any Note;

                  (iv) impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity on any Note;

                  (v) reduce the percentage or principal amount of outstanding Notes the consent of whose Holders is necessary to modify or amend this Indenture or to waive compliance with certain provisions of or certain Defaults under this Indenture;

                  (vi) make any change relating to the subordination of the Notes in a manner adverse to the Holders of the Notes; or

                  (vii) make any change relating to the subordination of the Notes in a manner adverse to holders of Senior Indebtedness unless the holders of such Senior Indebtedness consent to such change under the terms of such Senior Indebtedness; or

                  (viii) waive a default in the payment of principal of or interest on any Note; or

                  (ix) modify any of the provisions of this Section 9.02, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby.

         It shall not be necessary for the consent of the Holders under this
Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. The Company will mail supplemental indentures to Holders upon request. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

         Section 9.03. Action by Holders; Record Dates. Whenever in this Indenture it is provided that the Holders of a specified aggregate principal amount of the outstanding Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified amount have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Holders in person or by agent or proxy appointed in writing, or (b) the record of the Holders voting in favor thereof at any meeting of the Holders duly called and held in accordance with the provisions of Article 10, or (c) any combination of such instrument or instruments and any such record of such a meeting of the Holders.

         Subject to the provisions of Sections 7.02 and 10.05, proof of the execution of any instrument by a Holder or its agent or proxy shall be sufficient if the ownership of the Notes shall be proved by (a) the Security Register or by a certificate of the Registrar; or (b) in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in any other manner which the Trustee may deem sufficient.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then, notwithstanding the last two sentences of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies) and only those Persons shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

         After an amendment, supplement or waiver becomes effective, it shall bind every Holder unless it is of the type described in the second paragraph of
Section 9.02. In case of an amendment or waiver of the type described in the second paragraph of Section 9.02, the amendment or waiver shall bind each Holder who has consented to it and every subsequent Holder of a Note that evidences the same indebtedness as the Note of the consenting Holder.

         Section 9.04. Revocation and Effect of Consent. Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the Note of the consenting Holder, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to its Note or portion of its Note. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver shall become effective on receipt by the Trustee of written consents from the Holders of the requisite percentage in principal amount of the outstanding Notes.

         Section 9.05. Notation on or Exchange of Notes. If an amendment, supplement or waiver changes the terms of a Note, the Trustee may require the Holder to deliver such Note to the Trustee. At the Company's expense, the Trustee may place an appropriate notation on the Note about the changed terms and return it to the Holder, and the Trustee may place an appropriate notation on any Note thereafter authenticated. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms. Failure to make the appropriate notation, or issue a new Note, shall not affect the validity and effect of such amendment, supplement or waiver.

         Section 9.06. Trustee to Sign Amendments, etc. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, in addition to any instruments required by Section 12.03, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this
Article 9 is authorized or permitted by this Indenture and that it will be valid and binding upon the Company. Subject to the preceding sentence, the Trustee shall sign such amendment, supplement or waiver if the same does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 9.07. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article 9 shall conform to the requirements of the TIA as then in effect.

                                   ARTICLE 10
                             MEETINGS OF THE HOLDERS

         Section 10.01. Purposes of Meetings. A meeting of the Holders may be called at any time and from time to time pursuant to the provisions of this
Article 10 for any of the following purposes:

                  (i) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive any Default hereunder and its consequences, or to take any other action authorized to be taken by the Holders pursuant to any of the provisions of Article 6;

                  (ii) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article 7;

                  (iii) to consent to any amendment, supplement or waiver pursuant to the provisions of Section 9.02; or

                  (iv) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the outstanding Notes under any other provision of this Indenture or under applicable law.

         Section 10.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of the Holders to take any action specified in Section 10.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given (a) to all Holders of Notes then outstanding, by publication at least twice in an Authorized Newspaper in the Borough of Manhattan, The City of New York prior to the date fixed for the meeting, the first publication, in each case, to be not less than 20 nor more than 180 days prior to the date fixed for the meeting and the last publication to be not more than five days prior to the date fixed for the meeting and (b) to all Holders of Notes then outstanding who have filed their names and addresses with the Trustee, by mailing such notice to such Holders at such addresses, not less than 20 nor more than 180 days prior to the date fixed for the meeting. Failure of any Holder or Holders to receive such notice or any defect therein shall in no case affect the validity of any action taken at such meeting. Any meeting of the Holders shall be valid without notice if the Holders of all Notes then outstanding, the Company and the Trustee are present in person or by proxy or shall have waived notice thereof before or after the meeting.

         Section 10.03. Call of Meetings by Company or Holders. In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Notes then outstanding, as the case may be, shall have requested the Trustee to call a meeting of the Holders to take any action authorized in Section 10.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, the Trustee shall not have mailed or published as provided in Section 10.02, the notice of such meeting within 30 days after receipt of such request, then the Company or the Holders in the amount above specified may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 10.01, by mailing or publishing notice thereof as provided in Section 10.02.

         Section 10.04. Qualification for Voting. To be entitled to vote at any meeting of the Holders a Person shall be a Holder of the Notes or a Person appointed by an instrument in writing as proxy by such Holder. The only Persons who shall be entitled to be present or to speak at any meeting of the Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         Section 10.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of the Holders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as the Trustee shall think fit.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by the Holders as provided in Section 10.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote.

         Subject to the provisions of Section 9.03, at any meeting of the Holders, each Holder or proxy shall be entitled to one vote for each $1,000 principal amount at maturity of outstanding Notes held or represented by such Holder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting not to be outstanding. The chairman of the meeting shall have no right to vote except as a Holder or proxy. Any meeting of the Holders duly called pursuant to the provisions of Section 10.02 or 10.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

         Section 10.06. Voting. The vote upon any resolution submitted to any meeting of the Holders shall be by written ballot on which shall be subscribed the signatures of the Holders or proxies and on which shall be inscribed the identifying number or numbers or to which shall be attached a list of identifying numbers of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of the Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section
10.02. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached hereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE 11
                                  SUBORDINATION

         Section 11.01. Agreement to Subordinate. The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of a Note by his acceptance thereof, likewise covenants and agrees, that the payment or delivery of the principal of and interest on each and all of the Notes is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment or delivery to the prior payment or satisfaction in full of all Senior Indebtedness.

         Section 11.02. Distribution on Dissolution, Liquidation and Reorganization; Subrogation of Notes.

         (a) In the event of any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company (subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Indebtedness and the holders thereof with respect to the Notes and the Holders thereof by a lawful plan of reorganization under applicable bankruptcy law),

                  (i) the holders of all Senior Indebtedness shall first be entitled to receive payment or delivery in full in accordance with the terms of such Senior Indebtedness of the principal thereof and the interest due thereon (including interest accruing subsequent to the commencement of any proceeding for the bankruptcy or reorganization of the Company under any applicable bankruptcy, insolvency, or similar law now or hereafter in effect) before the Holders of the Notes are entitled to receive any payment or delivery upon the principal of or interest on indebtedness evidenced by the Notes;

                  (ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Notes or the Trustee would be entitled except for the provisions of this Article 11, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Notes, shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, in accordance with the priorities then existing among holders of Senior Indebtedness for payment of the aggregate amounts remaining unpaid on account of the principal of and interest (including interest accruing subsequent to the commencement of any proceeding for the bankruptcy or reorganization of the Company under any applicable bankruptcy, insolvency, or similar law now or hereafter in effect) on the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; it being understood that if the Holders of Notes shall fail to file a proper claim in the form required by any proceeding referred to in this subparagraph (b) prior to thirty days before the expiration of the time to file such claim or claims, then the holders of Senior Indebtedness are hereby authorized to file an appropriate claim or claims for and on behalf of the Holders of Notes in the form required in any such proceeding;

                  (iii) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinate to the payment of the Notes, shall be received by the Trustee or Holders of the Notes before all Senior Indebtedness is paid in full, such payment or distribution shall be held for the benefit of and shall be paid over to the holders of such Senior

         Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision thereof) to the holders of such Senior Indebtedness; and

                  (iv) the consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article 5 shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article 5.

         (b) Subject to the payment in full of all Senior Indebtedness, the Holders of the Notes shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Notes are subordinated and is entitled to like rights of subordination) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of and interest on the Notes shall be paid in full and no such payments or distributions to holders of such Senior Indebtedness to which the Holders of the Notes would be entitled except for the provisions hereof of cash, property or securities otherwise distributable to the Senior Indebtedness shall, as between the Company, its creditors, other than the holders of Senior Indebtedness, and the Holders of the Notes, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

         (c) It is understood that the provisions of this Article 11 are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article 11 or elsewhere in this Indenture or in the Notes is intended to or shall (i) impair, as between the Company, and the Holders of the Notes, the obligation of the Company, which is unconditional and absolute (and which, subject to the rights under this Article 11 of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Notes the principal of and interest (including interest accruing subsequent to the commencement of any proceeding for the bankruptcy or reorganization of the Company under any applicable bankruptcy, insolvency or similar law now or hereafter in effect) on the Notes as and when the same shall become due and payable in accordance with their terms, (ii) affect the relative rights of the Holders of the Notes and creditors of the Company, other than the holders of the Senior Indebtedness, (iii) prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture, subject to the rights, if any, under this Article 11 of the holders of Senior Indebtedness, in respect of cash, property or securities of the Company received upon the exercise of any such remedy or

(iv) prevent the application by the Trustee or any Paying Agent of any moneys deposited with it hereunder to the payment of or on account of the principal of or interest on the Notes or prevent the receipt by the Trustee or any Paying Agent of such moneys, if, prior to the second Business Day prior to such deposit, the Trustee or such Paying Agent did not have written notice, in accordance with Section 11.05 hereof, of any event prohibiting the making of such deposit by the Company and the Trustee shall not be affected by any notice which may be received by it on or after such second Business Day.

         (d) Upon any payment or distribution of assets of the Company referred to in this Article 11, the Trustee, subject to the provisions of Article 7, and the Holders of the Notes shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending or upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders of the Notes for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 11. In the absence of any such liquidating trustee, agent or other Person or any certification by any such Person, the Trustee shall be entitled to rely upon a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of Senior Indebtedness (or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person, as a holder of Senior Indebtedness, to participate in any payment or distribution pursuant to this Section, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participation in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Section, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         (e) With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and, in the absence of negligence or bad faith, shall not be liable to any such holders if it shall mistakenly pay over or distribute to or on behalf of Holders of Notes or the Company moneys or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article 11.

         Section 11.03. Payments on Notes Prohibited During Event of Default Under Senior Indebtedness. In the event and during the continuation of any default in the payment of principal of or interest on, any Senior Indebtedness beyond any applicable period of grace, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing, or would occur as a result of the payment referred to hereinafter, permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to accelerate the maturity thereof, then, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, no payment or delivery of principal of or interest on the

Notes, or in respect of any redemption, retirement, purchase or other acquisition of any of the Notes, shall be made by the Company.

         Section 11.04. Authorization of Holders to Trustee to Effect Subordination. Each Holder of a Note by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 11 and appoints the Trustee his attorney-in-fact for any and all such purposes.

         Section 11.05. Notice to Trustee. The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Notes. Notwithstanding the provisions of this Article 11 or any other provisions of the Indenture, neither the Trustee nor any Paying Agent shall be charged with knowledge of the existence of any Senior Indebtedness or of any event which would prohibit the making of any payment of moneys to or by the Trustee or such Paying Agent, unless and until a Responsible Officer of the Trustee assigned to its Corporate Trust Office or such Paying Agent shall have received written notice thereof from the Company or from the holder of any Senior Indebtedness or from the representative of any such holder and prior to receipt of any such written notice the Trustee shall be entitled to assume that no such indebtedness or event exists; provided, however, that if a Responsible Officer of the Trustee shall not have received, at least three Business Days prior to the date upon which by the terms hereof any such money may become payable for any purpose (including, without limitation, the payment of the principal, issue price, accrued original issue discount, redemption price or interest, if any, as the case may be, in respect of any Note), the notice with respect to such money provided for in this Section 11.05, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

         Subject to the provisions of Article 7, the Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or agent on behalf of any such holder). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 11, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 11, and if such evidence is not furnished, the Trustee may defer any payment which it may be required to make for the benefit of such Person pursuant to the terms of this Indenture pending judicial determination as to the rights of such Person to receive such payment.

         Section 11.06. Right of Trustee to Hold Senior Indebtedness. The Trustee shall be entitled to all of the rights set forth in this Article 11 in respect of any Senior Indebtedness at any time held by it in its individual capacity to the same extent as any other holder of such Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

         Section 11.07. Article 11 not to Prevent Events of Default. The failure to make a payment pursuant to the Notes by reason of any provision in this
Article 11 shall not be construed as preventing the occurrence of a Default or an Event of Default.

         Section 11.08. Trustee Compensation, etc. Not Prejudiced. Nothing in this Article 11 shall apply to claims of, or payments to, the Trustee pursuant to Section 7.07 or to funds held by the Trustee pursuant to Section 8.01,
Section 8.02 or Section 8.03.

                                   ARTICLE 12
                                  MISCELLANEOUS

         Section 12.01. Trustee Indenture Act of 1939. Prior to the effectiveness of the Registration Statement, this Indenture shall incorporate and be governed by the provisions of the TIA that are required to be part of and to govern indentures qualified under the TIA. After the effectiveness of the Registration Statement, this Indenture shall be subject to the provisions of the TIA that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

         Section 12.02. Notices. Any notice or communication shall be sufficiently given if in writing and delivered in person, mailed by first-class mail or sent by telecopier transmission addressed as follows:

         if to the Company:

                  Citizens Banking Corporation
                  328 South Saginaw Street
                  Flint, Michigan,  48052
                  Fax:  (810) 766-7788
                  Attention:  Thomas W. Gallagher, General Counsel

         if to the Trustee:

                  JPMorgan Chase Bank
                  4 New York Plaza
                  15th Floor
                  New York, New York 10004
                  Fax:  (212) 623-6167
                  Attention:  Institutional Trust Services

         The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Holder shall be mailed to it at its address as it appears on the Security Register by first-class mail and shall be sufficiently given to him if so mailed within the time prescribed. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Copies of any such communication or notice to a Holder shall also be mailed to the Trustee and each Agent at the same time.

         Failure to mail a notice or communication to a Holder as provided herein or any defect in any such notice or communication shall not affect its sufficiency with respect to other Holders. Except for a notice to the Trustee, which is deemed given only when received, and except as otherwise provided in this Indenture, if a notice or communication is mailed in the manner provided in this Section 12.02, it is duly given, whether or not the addressee receives it.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

         Section 12.03. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                  (i) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (ii) an Opinion of Counsel stating that, in the opinion of such Counsel, all such conditions precedent have been complied with.

         Section 12.04. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based;

                  (iii) a statement that, in the opinion of each such person, such person has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether or not, in the opinion of each such person, such condition or covenant has been complied with; provided, however, that, with respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

         Section 12.05. Rules by Trustee, Paying Agent or Registrar. The Trustee may make reasonable rules for action by or at a meeting of Holders. The Paying Agent or Registrar may make reasonable rules for its functions.

         Section 12.06. Payment Date Other than a Business Day. If any Interest Payment Date or the Maturity Date shall not be a Business Day, then payment of principal of or interest on the Notes will be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest will accrue on such payment for the period from and after such Interest Payment Date or the Maturity Date to the date of such payment on the next succeeding Business Day.

         Section 12.07. Governing Law. This Indenture and the Notes shall be governed by the laws of the State of New York. The Trustee, the Company and the Holders agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Indenture or the Notes.

         Section 12.08. No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any Subsidiary of the Company. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         Section 12.09. No Recourse Against Others. No recourse for the payment of the principal of or interest on any of the Notes, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company contained in this Indenture or in any of the Notes, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator or against any past, present or future partner, stockholder, other equityholder, officer, director, employee or controlling person, as such, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

         Section 12.10. Successors. All agreements of the Company in this Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successor.

         Section 12.11. Duplicate Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         Section 12.12. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 12.13. Table of Contents, Headings, etc. The Table of Contents and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

         Section 12.14. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

         *                           *                         *

                                   SIGNATURES

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.



                          CITIZENS BANKING CORPORATION
                          By:       /s/ Charles D. Christy
                                    -----------------------
                                    Name:
                                    Title: Executive Vice President

                          JPMORGAN CHASE BANK, as Trustee
                          By:      /s/ Nicholas Sberlati
                                   ------------------------
                                   Authorized
                                   Officer: Nicholas Sberlati, Trust Officer

                                                                       EXHIBIT A



                                  FORM OF NOTE


         [Unless and until a Note is exchanged for an Exchange Note or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, (i) the U.S. Global Notes and U.S. Physical Notes shall bear the legend set forth below and (ii) the Offshore Physical Notes and Offshore Global Notes shall bear the legend set forth below until at least the 41st day after the Closing Date and receipt by the Company and the Trustee of a certificate substantially in the form of Exhibit B hereto.

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "IAI"), (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT
         (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH

         CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON WRITTEN REQUEST AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT OR SUCH EARLIER TIME AS A TRANSFER OF THE SECURITY EVIDENCED HEREBY IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT.

         [Each Global Note, whether or not an Exchange Note, shall also bear the following legend.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF CEDE & CO. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFERS OF THIS GLOBAL NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN NOMINEES OF CEDE & CO. OR A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.08 OF THE INDENTURE.]

                                 [FACE OF NOTE]

                          CITIZENS BANKING CORPORATION

                        5.75% SUBORDINATED NOTE DUE 2013


                                                                 CUSIP 174420AA7
                                                               ISIN US174420AA78

         No. A-1                                   Principal Amount $125,000,000

         CITIZENS BANKING CORPORATION, a Michigan corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to Cede & Co., or its registered assigns, the principal sum of One Hundred Twenty-Five Million Dollars ($125,000,000) on February 1, 2013.

         Interest Payment Dates: February 1 and August 1 of each year, commencing August 1, 2003.

         Record Dates: The fifteenth calendar day, whether or not a Business Day, immediately preceding each Interest Payment Date.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Additional provisions of this Note are set forth on the other side of this Note.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.


Date:  __________, 2003


                                      CITIZENS BANKING CORPORATION

                                      By:
                                         ------------------------------------
                                         Name:
                                         Title:

                                      By:
                                         ------------------------------------
                                         Name:
                                         Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the 5.75% Subordinated Notes due 2013 described in the within-mentioned Indenture.


                                      JPMORGAN CHASE BANK, as Trustee

                                      By:
                                         ------------------------------------
                                         Name:
                                         Title:

                             [REVERSE SIDE OF NOTE]


                          CITIZENS BANKING CORPORATION

                        5.75% SUBORDINATED NOTE DUE 2013

1. Principal and Interest.

         The Company will pay the principal of this Note on February 1, 2013.

         The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate per annum shown above, subject to adjustment as described below.

         Interest will be payable semiannually in arrears (to the Holders of record of the Notes at the close of business on the fifteenth calendar day, whether or not a Business Day, immediately preceding the relevant Interest Payment Date) on each Interest Payment Date of each year, commencing August 1, 2003; provided that no interest shall accrue on the principal amount of this Note prior to January 27, 2003. Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

         Pursuant to the Registration Rights Agreement among the Company and Morgan Stanley & Co. Incorporated on behalf of the Initial Purchasers dated as of January 22, 2003 (the "Registration Rights Agreement"), if a Registration Default (as defined in the Registration Rights Agreement) occurs, the annual interest rate payable on the Notes shall be increased by .25% from the rate shown above accruing from the Closing Time (as defined in the Registration Rights Agreement), payable in cash semiannually, in arrears, on each Interest Payment Date until the Company has cured such Registration Default. If a Registration Default occurs and continues for a period of more than 90 days, the amount of additional interest on the Notes shall increase an additional .25% per annum, provided that the aggregate increase in such annual interest rate may in no event exceed .50% per annum. The amount of interest payable on the Notes shall be reduced to the original interest rate so long as no other Registration Default shall have occurred and shall be continuing at such time and the Company is otherwise in compliance with the Registration Rights Agreement. However if after any such reduction in interest rate, one or more Registration Defaults shall again occur, the interest rate shall again be increased pursuant to the provisions of the Registration Rights Agreement. The Holder of this Note is entitled to the benefits of such Registration Rights Agreement.

         Interest on the Notes will accrue from, and including, January 27, 2003 to, and excluding, the first Interest Payment Date and then from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for to, but excluding, the next Interest Payment Date or the Maturity Date, as the case may be; provided that, if there is no existing default in the payment of interest and this Note is authenticated between a Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment.

         The Company will pay interest on the principal amount of the Notes as provided above on each February 1 and August 1, commencing August 1, 2003 to the Persons who are Holders (as reflected in the Security Register at the close of business on the fifteenth calendar day, whether or not a Business Day, immediately preceding the Interest Payment Date), in each case, even if the Note is cancelled on registration of transfer or registration of exchange after such Record Date; provided that, with respect to the payment of principal, the Company will make payment to the Holder that surrenders this Note to a Paying Agent on or after February 1, 2013.

         The Company will pay principal and, as provided above, interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by its check payable in such money. It may mail an interest check to a Holder's registered address (as reflected in the Security Register). If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest will accrue on such payment for the period from and after the Maturity Date to the date of such payment on the next succeeding Business Day.

3. Paying Agent and Registrar.

         Initially, the Trustee will act as authenticating agent, Paying Agent and Registrar. The Company may change any authenticating agent, Paying Agent or Registrar without notice. The Company, any Subsidiary or any Affiliate of any of them may act as Paying Agent, Registrar or Co-Registrar.

4. Indenture; Limitations.

         The Company issued the Notes under an Indenture, dated as of January 27, 2003 (the "Indenture"), between the Company and JPMorgan Chase Bank, as trustee (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

         The Notes are general unsecured obligations of the Company.

         The Company may, subject to Article 4 of the Indenture and applicable law, issue additional Notes under the Indenture.

5. Subordination.

         Under the Indenture, the payment or delivery of the principal of and interest on each and all of the Notes is subordinated, to the extent and in the manner set forth in the Indenture, in right of payment or delivery to the prior payment or satisfaction in full of all Senior Indebtedness.

         Under the Indenture, "Senior Indebtedness" includes all obligations of the Company, whether outstanding on the date of the execution of the Indenture or thereafter created, assumed or incurred, to make payment or delivery on:

         (i) the Company's indebtedness for money borrowed (as defined in the Indenture), other than (a) the Notes, (b) any Indebtedness Ranking Junior to the Notes (as defined in the Indenture) and (c) any Indebtedness Ranking on a Parity with the Notes (as defined in the Indenture);

         (ii) financial instruments such as (a) securities contracts and foreign currency exchange contracts, (b) derivative instruments, such as swap agreements (including interest rate and foreign exchange rate swap agreements), cap agreements, floor agreements, interest rate agreements, commodity contracts or options, and (c) in the case of (ii)(a) and (ii)(b) above, similar financial instruments; and

         (iii) any deferrals, renewals or extensions of any such Senior Indebtedness.

6. Redemption.

         The Notes are not redeemable prior to the Maturity Date.

7. Denominations; Transfer; Exchange.

         The Notes are in registered form without coupons in denominations of $1,000 of principal amount and multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

8. Persons Deemed Owners.

         A Holder shall be treated as the owner of a Note for all purposes.

9. Unclaimed Money.

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment, unless an abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease. In no event will interest accrue on such unclaimed monies.

10. Discharge Prior to Maturity.

         If the Company deposits with the Trustee money or U.S. Government Obligations sufficient to pay the then outstanding principal of and accrued and unpaid interest on the Notes (a) to maturity, the Company will be discharged from the Indenture and the Notes, except in certain circumstances for certain provisions thereof, and (b) to the Stated Maturity, the Company will be discharged from certain covenants set forth in the Indenture.

11. Amendment; Supplement; Waiver.

         Subject to certain exceptions, (a) the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding and (b) any existing default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not materially and adversely affect the rights of any Holder.

12. Restrictive Covenants.

         The Indenture imposes certain limitations on the ability of the Company, among other things, to merge, consolidate or transfer or lease substantially all of its assets. On or before a date not more than four months after the end of each fiscal year, the Company shall deliver to the Trustee an Officers' Certificate stating whether or not the signers thereof know of any Default or Event of Default under such restrictive covenants.

13. Successor Persons.

         When a successor Person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor Person will be released from those obligations.

14. Defaults and Remedies.

         Any of the following events constitutes an "Event of Default" under the
Indenture:

            (a) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the United States Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 60 days; or

            (b) the Company shall commence a voluntary case seeking reorganization or relief under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of any order for relief or reorganization in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors.

         If an Event of Default as defined in the Indenture occurs with respect to the Company, the principal and accrued and unpaid interest on the Notes then outstanding shall be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

         The principal of the Notes may not be declared due and payable upon a Default, defined in the Indenture as (i) an Event of Default; (ii) failure to pay interest on the Notes when due, continued for 30 days; (iii) failure to pay principal of any Notes when due and payable (either at maturity or otherwise); and (iv) failure to perform any other covenant or warranty of the Company in the Indenture, continued for 60 days after written notice as provided in the Indenture, although the Trustee may protect the rights of Holders by appropriate judicial proceeding as provided in the Indenture.

         If an Event of Default shall occur and be continuing, the principal of all the Notes will be declared due and payable in the manner and with the effect provided in the Indenture. The principal of the Notes may not be declared due and payable upon a Default unless such Default shall be an Event of Default.

         Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of at least a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power.

15. Trustee Dealings with the Company.

         The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

16. No Recourse Against Others.

         No incorporator or any past, present or future partner, stockholder, other equityholder, officer, director, employee or controlling person, as such, of the Company or of any successor Person shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

17. Authentication.

         This Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.

18. Abbreviations.

         Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

19. Governing Law.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York. The Trustee, the Company and the Holders agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to the Notes.

         The Company will furnish a copy of the Indenture to any Holder upon written request and without charge. Requests may be made to Citizens Banking Corporation, 328 South Saginaw Street, Flint, Michigan 48052; Attention: Thomas
W. Gallagher, General Counsel and Secretary.

                            [FORM OF TRANSFER NOTICE]

         FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto: _______________________________, Taxpayer
Identification No. ________

Please print or typewrite name and address including zip code of assignee
____________________________________________________
____________________________________________________

the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

                     [THE FOLLOWING PROVISION TO BE INCLUDED
                     ON ALL NOTES OTHER THAN EXCHANGE NOTES,
                      UNLEGENDED OFFSHORE GLOBAL NOTES AND
                       UNLEGENDED OFFSHORE PHYSICAL NOTES]

         In connection with any transfer of this Note occurring prior to the date which is the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

[ ](a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933 provided by Rule 144A thereunder.

                                       or

[ ](b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.08 of the Indenture shall have been satisfied.

Date:  _____________


                           _____________________________________________________
                           NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

             [TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:  _____________


                               _______________________________________________
                               NOTICE:  To be executed by an executive officer]

                       [TO BE INCLUDED ON EXCHANGE NOTES]

                                 ASSIGNMENT FORM

I or we assign and transfer this Note to: _________________________________

Insert social security or other identifying number of assignee

___________________________________________________________________________

Print or type name, address and zip code of assignee

___________________________________________________________________________

___________________________________________________________________________

and irrevocably appoint ___________________________, as agent, to transfer this Note on the books of the Company.

The agent may substitute another to act for him.

Date: _______________




                                     Signed ____________________________________
                                            (Sign exactly as name appears on the
                                            other side of this Note)

Signature Guarantee*:  ____________________________

* The Holder's signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act.

                                                                       EXHIBIT B

                               Form of Certificate



                                                                __________, 200_


JPMorgan Chase Bank
4 New York Plaza
15th Floor
New York, New York  10004
Attention:  Institutional Trust Services

              Re: Citizens Banking Corporation (the "Company") 5.75% Subordinated Notes due 2013 (the "Notes")

Dear Sirs:

         This letter relates to U.S. $__________ principal amount of Notes represented by a Note (the "Legended Note") which bears a legend outlining restrictions upon transfer of such Legended Note. Pursuant to Section 2.02 of the Indenture dated as of January 27, 2003 (the "Indenture") relating to the Notes, we hereby certify that we are (or we will hold such securities on behalf of) a person outside the United States to whom the Notes could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933. Accordingly, you are hereby requested to exchange the legended certificate for an unlegended certificate representing an identical principal amount of Notes, all in the manner provided for in the Indenture.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                         Very truly yours,
                                         [Name of Holder]

                                         By: ___________________________________
                                                   Authorized Signature

                                                                       EXHIBIT C


                            Form of Certificate to Be
                    Delivered in Connection with Transfers to
                   Non-QIB Institutional Accredited Investors


                                                                __________, 200_

JPMorgan Chase Bank
4 New York Plaza
15th Floor
New York, New York  10004
Attention:  Institutional Trust Services

               Re: Citizens Banking Corporation (the "Company") 5.75% Subordinated Notes due 2013 (the "Notes")

Dear Sirs:

         In connection with our proposed purchase of $__________ aggregate principal amount of the Notes, we confirm that:

         1. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture dated as of January 27, 2003 (the "Indenture") relating to the Notes and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with such restrictions and conditions and the Securities Act of 1933, amended (the "Securities Act").

         2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered, sold, pledged or otherwise transferred except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Notes within the time period referred to in Rule 144(k) of the Securities Act as in effect on the date of transfer of the Notes, we will do so only (A) to the company or any subsidiary thereof, (B) to a person whom we reasonably believe is a Qualified Institutional Buyer (a "QIB") purchasing for its own account or for the account of a QIB in compliance with Rule 144A under the Securities Act, (C) outside the United States in an offshore transaction in compliance with rule 904 under the Securities Act, (D) pursuant to the exemption from registration provided by rule 144 under the Securities Act (if available), (E) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes to you a signed letter substantially in the form of this letter and an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act, or (F) pursuant to an effective registration statement under the Securities Act, in each case, in accordance with applicable state securities laws, we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

         3. We understand that, on any proposed resale of any Notes, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

         4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

         5. We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                                    Very truly yours,

                                                    [Name of Transferee]

                                                    By:_________________________
                                                         Authorized Signature

                                                                       EXHIBIT D

                     Form of Certificate to Be Delivered in
               Connection with Transfers Pursuant to Regulation S

                                                                __________, 200_

JPMorgan Chase Bank
4 New York Plaza
15th Floor
New York, New York  10004
Attention:  Institutional Trust Services

                 Re: Citizens Banking Corporation (the "Company") 5.75% Subordinated Notes due 2013 (the "Notes")

Dear Sirs:

         In connection with our proposed sale of U.S.$__________ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933 and, accordingly, we represent that:

         (1) the offer of the Notes was not made to a person in the United
States;

         (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

         (3) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                                    Very truly yours,

                                                    [Name of Transferee]

                                                    By:_________________________
                                                          Authorized Signature



                                      D-1